Third Quarter 2022 Webcast Presentation November 3, 2022 NYSE: WCC

2 All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected benefits and costs of the transaction between Wesco and Anixter International Inc., including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company's plans, objectives, expectations and intentions, statements that address the combined company's expected future business and financial performance, and other statements identified by words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," "will" and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of Wesco's management, as well as assumptions made by, and information currently available to, Wesco's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Wesco's and Wesco's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, or the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the transaction or it may take longer than expected to achieve those synergies or benefits, the risk that the leverage of the company may be higher than anticipated, the impact of natural disasters (including as a result of climate change), health epidemics, pandemics and other outbreaks, such as the ongoing COVID-19 pandemic, supply chain disruptions, and the impact of Russia’s invasion of Ukraine, including the impact of sanctions or other actions taken by the U.S. or other countries, the increased risk of cyber incidents and exacerbation of key materials shortages, inflationary cost pressures, material cost increases, demand volatility, and logistics and capacity constraints, which may have a material adverse effect on the combined company's business, results of operations and financial condition, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the combined company’s control. Additional factors that could cause results to differ materially from those described above can be found in Wesco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Wesco's other reports filed with the U.S. Securities and Exchange Commission (the "SEC"). Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP"), this presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, financial leverage, free cash flow, adjusted selling, general and administrative (“SG&A”) expenses, adjusted income from operations, adjusted operating margin, adjusted provision for income taxes, adjusted income before income taxes, adjusted net income, adjusted net income attributable to Wesco International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of our financial condition and results of operations on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as merger-related and integration costs, and the related income tax effect of such items, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non- GAAP financial measures for any purpose other than the reasons stated above. Forward-Looking Statements

Agenda 3 Business Overview Financial Results Overview John Engel Chairman, President & CEO Executive Vice President & CFO Dave Schulz

4 2022 Momentum Continues with Record Third Quarter Record adjusted EPS of $4.49, up 64% YOY; Affirming 2022 EBITDA and EPS outlook See appendix for non-GAAP definitions and reconciliations. • Increased scale and mix shift into higher growth and higher margin end markets fueling positive momentum • All three SBUs benefiting from cross-selling and attractive secular growth trends • Record-level backlog up 5% sequentially and more than 60% YOY Sales of $5.4 billion Up 17% YOY organically • Focus on value-driven pricing and pass-through of inflationary costs • Continued momentum of our gross margin improvement program Record gross margin of 22.1% Up 80 bps YOY Up 40 bps sequentially • Benefits of scale, gross margin expansion, and increased operating leverage • Strong synergy execution delivering higher profitability Record adjusted EBITDA of $466M Up 41% YOY Record adjusted EBITDA margin of 8.6% Up 160 bps YOY • Inherent business model strength demonstrated by leverage reduction • Moody’s credit rating upgraded to Ba2 reflecting our market position, integration successes, balanced approach to shareholder returns, liquidity and healthy balance sheet Leverage reduced to 3.2x Down 0.2x sequentially Down 2.5x since June 2020

5 Substantial Value Creation Since Merger Close $ millions $12,853 $15,862 YTD 2019 YTD 2022 +23% Sales Record $674 $1,274 YTD 2019 YTD 2022 +89% Adjusted EBITDA Record 5.2% 8.0% YTD 2019 YTD 2022 +280 bps Adjusted EBITDA Margin Record 5.7x 3.2x Q2 2020 Q3 2022 Leverage 19.5% 21.7% YTD 2019 YTD 2022 +220 bps Gross Margin Record Results highlight the strength of the Wesco + Anixter combination 2.5x (Pro Forma)1 (Pro Forma)1 (Pro Forma)1 (Pro Forma)1 1 2019 figures are as-reported on Form 8-K dated November 4, 2020, and include sales and adjusted EBITDA derived from the legacy Wesco data communications and utility business in Canada that were divested in the first quarter of 2021. See appendix for non-GAAP definitions and reconciliations. Since Anixter acquisition closing

a • Leading Portfolio of Products, Services, and Solutions • Leading Positions in All SBUs • Global Footprint and Capabilities • Digital Investments Unlocking the Value of Our Big Data • Accelerating Consolidation Across the Value Chain Electrification Automation and IoT Green Energy and Grid Modernization 24/7 Connectivity and Security DigitalizationSupply Chain Consolidation and Relocation to North America Attractive Long-Term Growth Drivers + Wesco’s Uniquely Strong Position Increasing Public Sector Investment U.S. Infrastructure Bills Public-Private Partnerships for Smart Cities Rural Digital Opportunity Fund (RDOF) Canada Broadband Investments Secular Growth Trends + 6 The new Wesco is uniquely positioned for sustainable long-term growth

Actual 7 ~$400M in TTM1 Sales Data Center • Cloud • Edge • Colocations Workplace Productivity • End-User Computing • Applications • Audio and Video Solutions Secure Connectivity • Local Area Network • Wireless Network • Service Provider 900+ Total Employees 25 Countries Served Solutions 1Preliminary as of 09/30/2022 Acquired a Leading Global Hyperscale Data Center Company Enhances and strengthens our leading global position in the CSS business

Third Quarter Results Overview Dave Schulz Executive Vice President & Chief Financial Officer

9 Third Quarter Results Overview Exceptional financial results driven by strong sales growth, margin expansion and operating leverage Q3 2022 Q3 2021 YOY Sales $5,446 $4,728 +17%1 Gross Profit $1,205 $1,008 +19% Gross Margin 22.1% 21.3% +80 bps Adjusted EBITDA $466 $330 +41% EBITDA Margin 8.6% 7.0% +160 bps Adjusted Diluted EPS $4.49 $2.74 +64% $ millions, except per share amounts • All-time record gross profit, gross margin, adjusted EBITDA, adjusted EBITDA margin and adjusted EPS 1 Sales growth shown on an organic basis. 2 Preliminary October sales are not adjusted for differences in foreign exchange rates. See appendix for non-GAAP definitions and reconciliations. • Record third quarter sales • Organic sales +17% YOY with strength across all SBUs • Record backlog up 5% sequentially and over 60% YOY • Preliminary October sales up approximately 12%2 YOY

10 Q3 2021 Adjusted EBITDA Sales Gross Margin Improvement Cost Synergies Volume-related Costs & Variable Compensation Digital/IT & Other Q3 2022 Adjusted EBITDA Third Quarter Sales and Adjusted EBITDA Bridges $330 $466 6.7% of sales 8.6% of sales $ millions 1 Sales growth attribution based on company estimates. See appendix for non-GAAP definitions and reconciliations. Q3 2021 Sales Market Growth (Including Price) Share Gain/ Cross Sell FX Q3 2022 Sales Net Sales1 Adjusted EBITDA 7.0% of sales +41% +160 bps Exceptional financial results driven by strong sales growth, margin expansion and operating leverage $4,728 $5,446 +17% organic

Growth due to enhanced value proposition and complete electrical solutions offering Third Quarter Drivers • Record third quarter with sales growth in all operating groups – Non-residential construction demand remained strong – Strong industrial and OEM momentum continues • Record backlog up 2% sequentially and over 45% YOY • Adjusted EBITDA growth and margin expansion driven by sales growth, synergy capture, cost controls and execution of margin improvement initiatives Electrical & Electronic Solutions (EES) Q3 2022 Q3 2021 YOY Sales $2,235 $1,982 +15%1 Adjusted EBITDA $226 $174 +30% % of sales 10.1% 8.8% +130 bps 11 $ millions Long-term, sustainable growth supported by secular trends of electrification, automation and green energy 1 Sales growth shown on an organic basis. See appendix for non-GAAP definitions and reconciliations.

Communications & Security Solutions (CSS) Global position, leading value proposition and accelerating secular trends drive strong outlook over the long term 12 $ millions Q3 2022 Q3 2021 YOY Sales $1,602 $1,489 +10%1 Adjusted EBITDA $156 $134 +17% % of sales 9.8% 9.0% +80 bps Long-term, sustainable growth supported by secular trends of 24/7 connectivity, data center expansion, secure networks and IoT/automation 1 Sales growth shown on an organic basis. See appendix for non-GAAP definitions and reconciliations. Third Quarter Drivers • Record quarter with sales growth in key end markets and geographies despite continued global supply chain challenges – Network infrastructure growth continued to be led by global hyper- scale data centers and an increase in structured cabling driven by accelerating return-to-workplace activities – Security growth driven by increased IP-based surveillance and adoption of cloud-based technologies by global customers – Continued strong demand from multinational customers for professional A/V projects and in-building wireless applications • Backlog up over 40% YOY, and flat sequentially • Adjusted EBITDA growth and margin expansion driven by sales growth, synergy capture, cost controls and execution of margin improvement initiatives

Third Quarter Drivers • Record quarter with double-digit sales growth in all operating groups – Broad-based growth in utility driven by investments in electrification, green energy, and grid modernization – Broadband communications growth driven by connectivity demand and rural broadband expansion – Integrated supply growth driven by new agreements and scope expansion with existing customers • Record backlog up over 130% YOY and 14% sequentially • Adjusted EBITDA growth and margin expansion driven by sales growth, synergy capture, cost controls and execution of margin improvement initiatives Utility & Broadband Solutions (UBS) Leadership position and complete solutions offering continue to drive exceptional sales and profit growth 13 $ millions Q3 2022 Q3 2021 YOY Sales $1,609 $1,257 +29%1 Adjusted EBITDA $186 $115 +62% % of sales 11.6% 9.1% +250 bps Long-term, sustainable growth driven by industry- leading value proposition, scope expansion and attractive secular trends of green energy, grid modernization and infrastructure investment 1 Sales growth shown on an organic basis. See appendix for non-GAAP definitions and reconciliations.

14 June 2020 August 2021 February 2022 May 2022 August 2022 November 2022 Expanding pipeline of cross-sell opportunities Increasing Cross-Sell Target to $1.4 Billion Successful cross-selling initiatives driving market outperformance $ millions Cumulative Cross-Sell Synergies $600 million$500 million $170 million $1.2 billion $1.4 billion $850 million $966 million $729 million $525 million $365 million$77 million Realized through prior quarter-end Cross-sell target (through 2023) Strong customer relationships and global supplier partnerships Minimal overlap between legacy Wesco and Anixter customers Highly complementary products and services Salesforce training and incentives in place Capturing cross-sell opportunities within and across all three SBUs Growth opportunity is further amplified by attractive secular growth trends

15 Cost Synergy Realization Continues Tracking well toward 2023 cost synergy target of $315 million 202 1 (to date) To be realizedRealized Supply Chain $115 million G&A $95 million Corporate Overhead $45 million Field Operations $60 million To be realizedRealized $ millions Cumulative Realized Synergies By Type $14 $34 $25 $44 $66$50 $68$60 2020 2021 2022 2023 $315 $188 $39 $63 Q3 Q4 Q1 Q2 Q3 Q4 Cumulative Realized Synergies Q1 Q2 Q3 $270 Revised target

16 Year-to-Date Free Cash Flow $688 Adjusted Net Income D&A, Variable Comp and Other Accounts Receivable Inventory Accounts Payable Capex / IT Spend Free Cash Flow $139 $(104) $(738) $(886) $480 $(421) Free Cash Flow Managing working capital to ensure effective execution in a high-growth, supply-constrained environment $ millions See appendix for non-GAAP definitions and reconciliations.

17 5.7x 5.3x 5.3x 4.9x 4.5x 4.1x 3.9x 3.6x 3.4x 3.2x Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Net Debt / TTM Adjusted EBITDA Leverage Back within Target Range Well Ahead of Schedule Deleveraging continued in Q3; Now well within target range Acquisition closed June 2020 See appendix for non-GAAP definitions and reconciliations. • Leverage improved 0.2x in Q3 and 2.5x since Anixter merger closed in June 2020 • Returned to target leverage range 12 months sooner than originally expected • Rapid deleveraging demonstrates inherent strength of our B2B distribution business model 2.5x Reduction 27 months 3.5x target range 2.0x

Updated 2022 Outlook

		Prior 8/4/22	Revised 11/3/22
Sales	Market growth (including price) Plus: share gain/cross-sell Less: differences of foreign exchange rates Plus: benefit of one more workday in 2022	+12% to +14% ~5% ~(1)% +0.5%	+12% to +14% ~5% ~(2)% +0.5%
	Reported sales	**+16% to +18%**	**+15% to +17%**
Adjusted EBITDA	**Adjusted EBITDA margin** *Implied midpoint of range*	**7.8% to 8.0%** *$1.68 billion*	**7.9% to 8.0%** *$1.68 billion*
Adjusted EPS	**Adjusted diluted EPS**	**$15.60 to $16.40**	**$15.80 to $16.20**
Cash	**Free cash flow percent of adjusted net income**	**~50%**	**~10%**

Outlook Notes
- Does not reflect the effect of potential tax law changes or future refinancing activity
- Utility customer model shift results in negative sales impact of ~0.5%
- Does not reflect Rahi acquisition which closed on 11/1/22

See appendix for non-GAAP definitions.

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19 Summary Differentiated capabilities and execution drive strong outlook • Outstanding results in Q3 and strongest quarter of Wesco + Anixter combination yet – Third quarter record sales – All-time record gross margin, operating profit, adjusted EBITDA, adjusted EBITDA margin and adjusted diluted EPS – Delivered record 8.6% adjusted EBITDA margin in the quarter with margin expansion of 160 bps over prior year on value-based pricing execution, accelerated cross-sell, and continued cost synergies • Expanded market share through sales execution and cross-selling, and again increased cross-sell synergy target • Leverage reduced further to 3.2x and is down 2.5x since merger close in June 2020 • Making excellent progress on our IT/Digital roadmap • Exceptionally well positioned to benefit from secular growth trends

APPENDIX

Underlying Assumptions 21 Fourth Quarter FY 2022 Depreciation and Amortization ~$40–45 million ~$175–180 million Interest Expense ~$80–85 million ~$285–290 million Share Count ~52-53 million ~52-53 million Effective Tax Rate ~26% ~24-25%

22 Glossary Abbreviations 1H: First half of fiscal year MSD: Mid-single digit 2H: Second half of fiscal year PF: Pro Forma A/V: Audio/visual PY: Prior Year COGS: Cost of goods sold OEM: Original equipment manufacturer CIG: Commercial, Institutional and Government OPEX: Operating expenses CSS: Communications & Security Solutions (strategic business unit) ROW: Rest of world EES: Electrical & Electronic Solutions (strategic business unit) RTW: Return to Workplace ETR: Effective tax rate SBU: Strategic Business Unit FTTx: Fiber-to-the-x (last mile fiber optic network connections)   Seq: Sequential HSD: High-single digit TTM: Trailing twelve months LSD: Low-single digit UBS: Utility & Broadband Solutions (strategic business unit) MRO: Maintenance, repair and operating WD: Workday MTDC: Multi-tenant data center YOY: Year-over-year Definitions Executed synergies: Initiatives fully implemented – actions taken to generate savings Realized synergies: Savings that impact financial results versus pro forma 2019 One-time operating expenses: Operating expenses that are in or will be realized in the P&L (including cash and non-cash) Leverage: Debt, net of cash, divided by trailing-twelve-month adjusted EBITDA

23 Workdays Q1 Q2 Q3 Q4 FY 2019 63 64 63 62 252 2020 64 64 64 61 253 2021 62 64 64 62 252 2022 63 64 64 62 253 2023 63 64 63 62 252

24 Non-GAAP Measure Definitions Organic sales growth is a non-GAAP financial measure of sales performance. Organic sales growth is calculated by deducting the percentage impact from acquisitions and divestitures for one year following the respective transaction, foreign exchange rates and number of workdays from the reported percentage change in consolidated net sales. Gross profit is a financial measure commonly used in the distribution industry. Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin % are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before foreign exchange and other non- operating expenses (income), non-cash stock-based compensation expense, merger-related and integration costs, and net gain on the divestiture of Wesco's legacy utility and data communications businesses in Canada. Adjusted EBITDA margin % is calculated by dividing Adjusted EBITDA by net sales. Free cash flow is a non-GAAP financial measure of liquidity. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. Financial leverage is a non-GAAP measure of the use of debt. Financial leverage ratio is calculated by dividing total debt, excluding debt discount, debt issuance costs and fair value adjustments, net of cash, by adjusted EBITDA. EBITDA is defined as the trailing twelve months earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the trailing twelve months EBITDA before foreign exchange and other non-operating expenses (income), non-cash stock-based compensation expense, merger-related and integration costs, and net gain on the divestiture of Wesco's legacy utility and data communications businesses in Canada.

25 Organic Sales Growth by Segment $ thousands Organic Sales Growth by Segment - QTD: Three Months Ended Growth/(Decline) September 30, 2022 September 30, 2021 Reported Divestiture Impact Foreign Exchange Impact Workday Impact Organic Growth EES $2,234,771 $1,982,485 12.7% — % (2.2)% — % 14.9% CSS 1,602,459 1,488,689 7.6% — % (2.0)% — % 9.6% UBS 1,608,686 1,257,151 28.0% — % (0.6)% — % 28.6% Total net sales $5,445,916 $4,728,325 15.2% — % (1.7)% — % 16.9% Organic Sales Growth by Segment - Sequential: Three Months Ended Growth/(Decline) September 30, 2022 September 30, 2021 Reported Divestiture Impact Foreign Exchange Impact Workday Impact Organic Growth EES $2,234,771 $2,330,153 (4.1)% — % (0.9)% — % (3.2)% CSS 1,602,459 1,601,997 — % — % (0.8)% — % 0.8% UBS 1,608,686 1,551,375 3.7% — % (0.3)% — % 4.0% Total net sales $5,445,916 $5,483,525 (0.7)% — % (0.7)% — % — %

26 Gross Profit and Free Cash Flow $ thousands Three Months Ended Nine Months Ended Gross Profit: September 30, 2022 September 30, 2021 June 30, 2022 September 30, 2022 September 30, 2021 Net sales $5,445,916 $4,728,325 $5,483,525 $15,861,622 $ 13,365,592 Cost of goods sold (excluding depreciation and amortization) 4,241,401 3,720,332 4,294,086 12,418,561 10,581,406 Gross profit $1,204,515 $1,007,993 $1,189,439 $3,443,061 $2,784,186 Gross margin 22.1% 21.3% 21.7% 21.7% 20.8% Three Months Ended Nine Months Ended Free Cash Flow: September 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 Cash flow (used in) provided by operations $(106,090) $69,875 $ (410,621) $172,670 Less: Capital expenditures (27,725) (4,979) (59,366) (25,170) Add: Merger-related and integration cash costs 6,200 20,109 49,460 61,676 Free cash flow $ (112,615) $85,005 $(420,527) $209,176 Percentage of adjusted net income (51)% 54% (61)% 53%

Adjusted EBITDA

$ thousands

EBITDA and Adjusted EBITDA by Segment:	Three Months Ended September 30, 2022				
	EES	CSS	UBS	Corporate	Total
Net income attributable to common stockholders	$214,054	$138,747	$180,354	$ (307,905)	$225,250
Net income attributable to noncontrolling interests	200	—	—	408	608
Preferred stock dividends	—	—	—	14,352	14,352
Provision for income taxes	—	—	—	85,637	85,637
Interest expense, net	—	—	—	75,057	75,057
Depreciation and amortization	9,596	15,929	5,859	11,339	42,723
EBITDA	**$223,850**	**$154,676**	**$186,213**	**$(121,112)**	**$443,627**
Other (income) expense, net	(1,069)	266	(1,063)	2,554	688
Stock-based compensation expense[1]	2,983	1,428	1,107	2,853	8,371
Merger-related and integration costs	—	—	—	13,210	13,210
Adjusted EBITDA	**$225,764**	**$156,370**	**$186,257**	**$(102,495)**	**$465,896**
Adjusted EBITDA margin %	**10.1%**	**9.8%**	**11.6%**		**8.6%**

EBITDA and Adjusted EBITDA by Segment:	Three Months Ended September 30, 2021				
	EES	CSS	UBS	Corporate	Total
Net income attributable to common stockholders	$155,627	$107,898	$108,150	$ (266,431)	$105,244
Net income attributable to noncontrolling interests	309	—	—	291	600
Preferred stock dividends	—	—	—	14,352	14,352
Provision for income taxes	—	—	—	44,870	44,870
Interest expense, net	—	—	—	69,720	69,720
Depreciation and amortization	16,840	24,723	5,869	9,300	56,732
EBITDA	**$172,776**	**$132,621**	**$114,019**	**$(127,898)**	**$291,518**
Other (income) expense, net	(726)	328	22	(4,944)	(5,320)
Stock-based compensation expense[1]	1,848	752	633	5,079	8,312
Merger-related and integration costs	—	—	—	35,750	35,750
Adjusted EBITDA	**$173,898**	**$133,701**	**$114,674**	**$(92,013)**	**$ 330,260**
Adjusted EBITDA margin %	**8.8%**	**9.0%**	**9.1%**		**7.0%**

[1] Stock-based compensation expense in the calculation of adjusted EBITDA for the three months ended September 30, 2022 and September 30, 2021 excludes $1.3 million as such amount is included in merger-related and integration costs.

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Adjusted EPS 28 Three Months Ended Nine Months Ended September 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 Adjusted Income from Operations: $401,592 $229,466 $1,056,330 $581,589 Merger-related and integration costs 13,210 35,750 52,200 119,792 Accelerated trademark amortization 389 15,147 9,384 20,196 Net gain on divestitures — — — (8,927) Adjusted income from operations $415,191 $280,363 $1,117,914 $712,650 Adjusted Provision for Income Taxes: Provision for income taxes $85,637 $44,870 $203,178 $84,201 Income tax effect of adjustments to income from operations(1) 3,673 13,512 16,371 32,968 Adjusted provision for income taxes $89,310 $58,382 $219,549 $117,169 Adjusted Earnings per Diluted Share: Adjusted income from operations $415,191 $280,363 $1,117,914 $712,650 Interest expense, net 75,057 69,720 207,155 207,683 Other expense (income), net 688 (5,320) 3,007 (8,929) Adjusted income before income taxes 339,446 215,963 907,752 513,896 Adjusted provision for income taxes 89,310 58,382 219,549 117,169 Adjusted net income 250,136 157,581 688,203 396,727 Net income attributable to noncontrolling interests 608 600 1,439 665 Adjusted net income attributable to WESCO International, Inc. 249,528 156,981 686,764 396,062 Preferred stock dividends 14,352 14,352 43,056 43,056 Adjusted net income attributable to common stockholders $235,176 $142,629 $643,708 $353,006 Diluted shares 52,389 52,063 52,386 51,896 Adjusted earnings per diluted share $4.49 $2.74 $12.29 $6.80 (1) The adjustments to income from operations have been tax effected at a rate of approximately 27% for the three and nine months ended September 30, 2022, and at rates of approximately 27% and 25% for the three and nine months ended September 30, 2021, respectively. $ thousands

Capital Structure and Leverage 29 $ thousands Twelve Months Ended Financial Leverage: September 30, 2022 December 31, 2021 Net income attributable to common stockholders $751,555 $407,974 Net income attributable to noncontrolling interests 1,794 1,020 Preferred stock dividends 57,408 57,408 Provision for income taxes 234,487 115,510 Interest expense, net 267,545 268,073 Depreciation and amortization 189,478 198,554 EBITDA 1,502,267 1,048,539 Other income, net(1) (36,176) (48,112) Stock-based compensation expense 37,122 25,699 Merger-related and integration costs 90,892 158,484 Net gain on divestitures — (8,927) Adjusted EBITDA $1,594,105 $1,175,683 September 30, 2022 December 31, 2021 Short-term debt and current portion of long-term debt, net $69,295 $9,528 Long-term debt, net 5,192,816 4,701,542 Debt discount and debt issuance costs(2) 60,765 70,572 Fair value adjustments to Anixter Senior Notes due 2023 and 2025(2) (439) (957) Total debt 5,322,437 4,780,685 Less: cash and cash equivalents 234,083 212,583 Total debt, net of cash $5,088,354 $4,568,102 Financial leverage ratio 3.2 3.9 (1) Other non-operating income for the twelve months ended September 30, 2022 and December 31, 2021 includes a $36.6 million curtailment gain resulting from the remeasurement of the Company's pension obligations in the U.S. and Canada due to amending certain terms of such defined benefit plans. (2) Debt is presented in the condensed consolidated balance sheets net of debt discount and debt issuance costs, and includes adjustments to record the long-term debt assumed in the merger with Anixter at its acquisition date fair value.